UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 15, 2019
________________________________________________
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

2980 Fairview Park Drive, Falls Church, Virginia 22042
www.northropgrumman.com
(Address of principal executive offices and internet site)

(703) 280-2900

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07 Submission of Matters to a Vote of Security Holders	3
SIGNATURE	5

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting held on May 15, 2019, shareholders considered and approved the three proposals that management presented, each of which is described in more detail in the Company's Proxy Statement filed on March 29, 2019. Shareholders did not approve either the shareholder proposal to provide for a report on management systems and processes for implementing the Company's human rights policy or the shareholder proposal to provide for an independent chair.

The results detailed below represent the final voting results as certified by the Inspectors of Election:

Management's Proposals

Proposal 1

The shareholders elected the following thirteen directors: Wesley G. Bush, Marianne C. Brown, Donald E. Felsinger, Ann M. Fudge, Bruce S. Gordon, William H. Hernandez, Madeleine A. Kleiner, Karl J. Krapek, Gary Roughead, Thomas M. Schoewe, James S. Turley, Kathy J. Warden and Mark A. Welsh III.

Director	For	Against	Abstain	Broker Non-Vote
Wesley G. Bush	136,887,823	1,749,965	329,377	18,696,461
Marianne C. Brown	136,926,086	1,344,673	696,406	18,696,461
Donald E. Felsinger	135,171,095	3,071,844	724,226	18,696,461
Ann M. Fudge	136,709,177	1,560,662	697,326	18,696,461
Bruce S. Gordon	125,193,858	13,094,534	678,773	18,696,461
William H. Hernandez	136,737,028	1,471,940	758,197	18,696,461
Madeleine A. Kleiner	136,849,938	1,403,185	714,042	18,696,461
Karl J. Krapek	136,540,515	1,679,220	747,430	18,696,461
Gary Roughead	136,954,654	1,302,164	710,347	18,696,461
Thomas M. Schoewe	136,382,210	1,841,633	743,322	18,696,461
James S. Turley	136,752,447	1,482,995	731,723	18,696,461
Kathy J. Warden	137,068,429	1,420,965	477,771	18,696,461
Mark A. Welsh III	137,023,883	1,266,895	676,387	18,696,461

Proposal 2

The shareholders approved, on an advisory basis, the compensation of the Company's named executive officers, with a vote of:

For	Against	Abstain	Broker Non-Vote
131,758,808	5,708,942	1,499,415	18,696,461

Proposal 3

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 2019 with a vote of 153,460,123 shares for, 3,689,410 shares against and 514,093 abstentions.

Shareholder Proposals

Proposal 4

The shareholders did not approve the shareholder proposal to provide for a report on management systems and processes for implementing the Company's human rights policy.

For	Against	Abstain	Broker Non-Vote
41,338,718	91,463,116	6,165,331	18,696,461

Proposal 5

The shareholders did not approve the shareholder proposal to provide for an independent chair.

For	Against	Abstain	Broker Non-Vote
48,930,548	89,071,631	964,986	18,696,461

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary

Date: May 20, 2019

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